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                                                                    EXHIBIT 10.2

Tommy L. Andrews, Kevin L. Reager, Rahul Gupta and Michael A. Feliciano have entered into Change in Control Agreements that are substantially identical in all material respects to the agreement with Paul F. Walsh that was filed as
Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.